FILED
IN THE OFFICE OF THE
SECRETARY OF STATE THE
STATE OF NEVADA

June 21, 1999
No. C2714-97

CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
E-CASINO GAMING CORPORATION

Dean Heller, Secretary of State

The undersigned President and Secretary of E-CASINO GAMING CORPORATION a Nevada corporation, pursuant to the provisions of Section 78.385 and 78.390, of the Nevada Revised Statutes, for the purpose of amending the Articles of Incorporation of the said Corporation, do certify as follows:

That the Board of Directors of the said corporation, at a meeting duly convened and held on the s day of June, 1999, adopted resolutions to amend the Articles of Incorporation, as follows:

ARTICLE I shall be amended as follows:

ARTICLE I - NAME

The name of the Corporation shall be E-Vegas.Com, Inc.

The forgoing amendment to the Articles of Incorporation were duly adopted by the written consent of the shareholders of the Corporation, pursuant to Section
78.320 of the Nevada Revised Statute, on June 1 st, 1999.

The number of shares of Common Stock of the Corporation outstanding and entitles to vote on the forgoing amendment to the Articles of Incorporation on June 1, 1999 were 16,000,000 shares and the said amendments were approved and consented to by 10,300,000 shares, being voted in person or by proxy, which represented more that a 64% majority of the issued and outstanding shares of the Common Stock of the Corporation.

The undersigned President and Secretary of the Corporation hereby declare that the forgoing
Certificate of Amendment to Articles of
Incorporation is true and correct to the best of their knowledge and belief.

In witness whereof, this certificate has been executed by the undersigned on June 1st
1999.

Erwin Liem, Secretary
Edward B. Gallagher


 This is to certify that, Erwin Liem and
Edward B. Gallagher appeared be re me and signed as Secretary and President respectively, the attached Certificate of Amendment to The
 Articles of Incorporation of E-CASINO GAMING
CORPORATION. DATED in the City of Vancouver.
 in the Province of British Columbia, this 1
4th day of June, 1999.

Peter John Merry, a Notary Public for the
Province of British Columbia, Canada




FILED

THE OFFICE OF THE
SECRETARY OF STATE
Mar 11, 1999
C. 2714-99

STATE OF NEVADA

CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
CLEA WATER MINING. INC.

Dean Heller, Secretary of State



The undersigned President and Secretary of CLEAR
WATER MINING, INC. a Nevada corporation, pursuant to the provisions of Section 78.385 and 78.390, of the Nevada Revised Statutes, for the purpose of amending the Articles of Incorporation of the said
Corporation, do certify as follows:

That the Board of Directors of the said corporation, at a meeting duly convened and held on the 5 day of March, 1999, adopted resolutions to amend the Articles of Incorporation, as follows:

ARTICLE I shall be amended as follows:

ARTICLE I NAME

The name of the Corporation shall be E-CASINO
GAMING CORPORATION.

The forgoing amendment to the Articles of Incorporation were duly adopted by the written consent of the shareholders of the Corporation, pursuant to Section
78.320 of the Nevada Revised Statute, on March 5 1999.

The number of shares of Common Stock of the Corporation outstanding and entitles to vote on the forgoing amendment to the Articles of Incorporation on March 5, 1999 were 12,000,000 shares and the said amendments were approved and consented to by 8,000,000 shares, being voted in person or by proxy, which represented more that a 50% majority of the issued and outstanding shares of the Common
Stock of the Corporation.

The undersigned President and Secretary of the Corporation hereby declare that the forgoing
Certificate of Amendment to Articles of
Incorporation is true and correct to the best of their knowledge and belief.

In witness whereof, this certificate has been executed by the undersigned on March 5 1999.

Marilyn Markus, Secretary	Antal Markus, President


J. ERNEST JANZEH
102-1835 DILWORTH DRIVE	.
KELOWNA, BC ViY9T1

This 8 day of March 1999
Notary Public in and for
Province of British Columbia